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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2003

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Maryland                     000-21039                 52-1975978
-------------------------------      ----------------        -------------------
(State or other jurisdiction of      (Commission File          (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                      22209
----------------------------------------------                  --------------
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

On May 9, 2003 Strayer Education, Inc. announced first quarter 2003 enrollment, revenues and earnings. The May 9, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference. The information under this Item 5 is also deemed furnished under Item 12 "Results of Operation and Financial Condition".

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         99.01        Press Release Dated May 9, 2003






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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Strayer Education, Inc.
Date: May 9, 2003                    By:  /s/ Mark C. Brown
                                          -----------------------
                                          Mark C. Brown
                                          Senior Vice President and Chief
                                          Financial Officer




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                                  EXHIBIT INDEX



   EXHIBIT                         DESCRIPTION
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    99.01                 Press Release dated May 9, 2003










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